Exhibit 10.1

AMENDMENT NO. 2 TO MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

This AMENDMENT NO. 2 to the MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT (this “Amendment”), dated as of December 24, 2020, is among CACI INTERNATIONAL INC, a Delaware corporation, as seller representative (in such capacity, the “Seller Representative”), CACI, INC. - FEDERAL, a Delaware corporation (“CACI Federal”), certain of CACI Federal’s Subsidiaries party hereto (collectively with the Seller Representative and CACI Federal, the “Sellers” and each, an “Seller”), and MUFG BANK, LTD. (“MUFG”), as a Purchaser and as administrative agent for the Purchasers (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Sellers, the Seller Representative, the Purchasers and the Administrative Agent have heretofore entered into the Master Accounts Receivables Purchase Agreement, dated as of December 28, 2018 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Receivables Purchase Agreement”);

WHEREAS, concurrently herewith, the Administrative Agent and the Seller Representative are entering into that certain Amendment Fee Letter, dated as of the date hereof (the “Amendment Fee Letter”);

WHEREAS, the parties hereto seek to modify the Receivables Purchase Agreement upon the terms hereof; and

NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows:

A G R E E M E N T:

1.Definitions.  Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Receivables Purchase Agreement.

2.Amendments to Receivables Purchase Agreement.  The Receivables Purchase Agreement is hereby amended as follows:

(a)Section 1.1 of the Receivables Purchase Agreement is hereby amended by amending and restating the definition of “Scheduled Termination Date” in its entirety as follows:

“Scheduled Termination Date” means December 23, 2021.

(b)The definition of “Applicable Margin” in Section 1.1 of the Receivables Purchase Agreement is hereby amended by replacing “0.83%” with “1.03%” where it appears therein.

(c)Section 3.6 of the Receivables Purchase Agreement is hereby amended by replacing “0.25%” with “0.30%” where it appears therein.

(d)Section 2.12 of the Receivables Purchase Agreement is hereby amended by adding to the end thereof the following new paragraph:

“The parties hereto understand and acknowledge that it is uncertain whether LIBOR will continue to be produced and published after the end of 2021.  The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability to the Sellers under this Agreement or otherwise for, any loss, damage or claim arising from or relating to the administration or submission of, or any other matter related to, LIBOR or any alternative, successor or replacement reference rate to or for LIBOR (such alternative, successor or replacement reference rate being collectively referred to herein as the “Replacement Rate”), including any loss, damage or claim arising from or relating to (i) whether the composition or characteristics of such Replacement Rate will be similar to, or produce the same value or economic equivalence of, LIBOR or have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, (ii) the effect any conforming changes made to this Agreement or the other Purchase Documents to implement such Replacement Rate may have or (iii) any mismatch between the Replacement Rate and any Seller’s other financial instruments (including potentially those that are intended as hedges).”

(e)Schedule A-1 of the Receivables Purchase Agreement is hereby replaced in its entirety by Schedule A-1 attached hereto.

3.Conditions to Effectiveness.  This Amendment shall be effective subject to the satisfaction of the following conditions, each to the satisfaction of the Administrative Agent in its sole discretion and, as to any agreement, document or instrument specified below, each in form and substance satisfactory to the Administrative Agent in its sole discretion:

(a)the Administrative Agent shall have received an executed counterpart of this Amendment; and

(b)the Administrative Agent shall have received counterparts of the Amendment Fee Letter (whether by facsimile or otherwise) executed by each of the respective parties thereto along with confirmation of receipt of all fees owing under the Amendment Fee Letter.

4.Certain Representations, Warranties and Covenants.  Each Seller hereby represents and warrants to the Administrative Agent, as of the date hereof, that:

(a)the representations and warranties made by it in the Receivables Purchase Agreement are true and correct in all material respects (unless such representation or warranty contains a materiality qualification and, in such case, such representation and warranty shall be true and correct as made) as of (i) the date hereof and (ii) immediately after giving effect to this Amendment to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representation or warranty contains a materiality qualification and, in such case, such representation and warranty shall be true and correct as made) on and as of such earlier date;

(b)no Facility Suspension Event exists as of the date hereof and immediately after giving effect to this Amendment; and

(c)the execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Receivables Purchase Agreement (as amended hereby) and the other Purchase Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary organizational action on its part, and this Amendment, the Receivables Purchase Agreement (as amended hereby) and the other Purchase Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally.

5.Reference to, and Effect on, the Receivables Purchase Agreement and the Purchase Documents.

(a)The Receivables Purchase Agreement (except as specifically amended herein) and the other Purchase Documents shall remain in full force and effect and the Receivables Purchase Agreement and such other Purchase Documents are hereby ratified and confirmed in all respects by each of the parties hereto.

(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, nor constitute a waiver of any provision of, the Receivables Purchase Agreement or any other Purchase Document.

(c)After this Amendment becomes effective, all references in the Receivables Purchase Agreement or in any other Purchase Document to “the Master Accounts Receivable Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment.

6.Further Assurances. The Sellers agree to do all such things and execute all such documents and instruments as the Administrative Agent may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith.

7.Expenses.  The Sellers agree, jointly and severally, to pay on demand all actual and reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, documentation and delivery of this Amendment.

8.Purchase Document. This Amendment is a Purchase Document.

9.Assignments and Transfers. This Amendment shall be binding upon and inure to the benefit of the Sellers and the Administrative Agent and each Purchaser, and their respective successors and assigns.

10.Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts; each such counterpart shall be deemed an original and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or electronic copy of an executed counterpart of this Amendment shall be effective as an original for all purposes.

11.Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

12.Section Headings. Section headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

13.Invalidity. If at any time any provision of this Amendment shall be adjudged by any court or other competent tribunal to be illegal, invalid or unenforceable, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired, and the parties hereto will use their best efforts to revise the invalid provision so as to render it enforceable in accordance with the intention expressed in this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER REPRESENTATIVE:	CACI INTERNATIONAL INC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

SELLERS:	CACI TECHNOLOGIES, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI NSS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI, INC. - FEDERAL

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI PREMIER TECHNOLOGY, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI-ISS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

SIX3 INTELLIGENCE SOLUTIONS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI ENTERPRISE SOLUTIONS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI, LLC - COMMERCIAL

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

APPLIED SYSTEMS RESEARCH, INC.

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI PRODUCTS COMPANY CALIFORNIA

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

LTC ENGINEERING ASSOCIATES, INC.

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

SIX3 ADVANCED SYSTEMS, INC.

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

TICOM GEOMATICS, INC.

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI-ATHENA, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI-CMS INFORMATION SYSTEMS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI DYNAMIC SYSTEMS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI SECURED TRANSFORMATIONS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI TECHNOLOGY INSIGHTS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI-WGI, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

DELTA SOLUTIONS & TECHNOLOGIES, LLC,

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

EMERGINT TECHNOLOGIES, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

IDL SOLUTIONS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

PANGIA TECHNOLOGIES, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

R.M. VREDENBURG, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

SIX3 SYSTEMS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

LGS INNOVATIONS LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

LINNDUSTRIES SHIELDING SPECIALTIES

INCORPORATED

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

NEXT CENTURY CORPORATION

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

ADMINISTRATIVE AGENT:	MUFG BANK, LTD.

By: /s/ Richard Gregory Hurst

Name: Richard Gregory Hurst

Title: Managing Director

PURCHASER:	MUFG BANK, LTD.

By: /s/ Richard Gregory Hurst

Name: Richard Gregory Hurst

Title: Managing Director